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PBHG FUNDS

Insurance Series Fund
Prospectus May 1, 2001

o PBHG SELECT VALUE PORTFOLIO
o PBHG MID-CAP VALUE PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

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INTRODUCTION

An Introduction to PBHG Insurance Series Fund and this Prospectus:

PBHG Insurance Series Fund is a mutual fund that sells shares in its separate investment Portfolios through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment goal and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who require regular income or stability of principal, or who are pursuing a short-term investment goal, such as investing emergency reserves.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Portfolio. Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, is the sub-adviser for each Portfolio. Pilgrim Baxter and Value Investors invest Portfolio assets in a way that they believe will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in any Portfolio and as a shareholder in a Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.


       CONTENTS
       PORTFOLIO SUMMARIES                                        2
                        PBHG Select Value Portfolio
                        PBHG Mid-Cap Value Portfolio

       MORE ABOUT THE PORTFOLIOS                                  6
       THE INVESTMENT ADVISER AND SUB-ADVISER                    10
       YOUR INVESTMENT                                           12
                        Pricing Portfolio Shares
                        Buying and Selling Portfolio Shares
                        Distributions and Taxes
                        Potential Conflicts of Interest


       FINANCIAL HIGHLIGHTS                                      14


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                                       1
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PBHG SELECT VALUE PORTFOLIO

GOAL:

The Portfolio seeks to provide investors long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its total assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations greater than $1 billion. The securities in the Portfolio are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The Portfolio invests in a limited number of stocks in order to achieve a potentially greater investment return. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than fund that does not invest in a limited number of stocks.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Portfolio may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may even go down in price, the Portfolio's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[Bar Graph Omitted: Plot points as follows]

                             2000     17.88%
                             1999      8.89%
                             1998     37.96%


                                  BEST QUARTER
                      4th Quarter 1998       29.59%
                                 WORST QUARTER
                      3rd Quarter 1998       -7.54%

Average Annual Total Return as of 12/31/00
                           Past         Since Inception
                          1 Year         (10/28/97)
-------------------------------------------------------
Select
Value Portfolio           17.88%            21.29%

S&P 500(R) Index          -9.11%            13.80%*

**The S&P 500 Index since inception return is as of 10/31/97.

Prior to May 1, 2000, the Portfolio was named the PBHG Large Cap Value Portfolio and was not limited in the number of stocks it could hold. Therefore, the Portfolio's performance prior to May 1, 2000 may not be indicative of how it will perform in the future.

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT THE PORTFOLIOS SECTION BEGINNING ON PAGE 6.

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FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies.

FEES AND EXPENSES TABLE
Shareholder Transaction Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
     Imposed on Purchases .............................   None
Maximum Deferred Sales Charge (Load) ..................   None
Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Other Distributions ................   None
Redemption Fee ........................................   None
Exchange Fee ..........................................   None


ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
-------------------------------------------------------------------------------
Management Fees .......................................  0.65%
Distribution and/or Services (12b-1) Fees .............  None
Other Expenses ........................................  0.32%
Total Annual Fund Operating Expenses ..................  0.97%*


* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2001. However, you should know that for the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, United Asset Management Corporation, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until December 31, 2002. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. In 2000, the Board elected to reimburse $36,853 in waived fees, which are included in the calculation of "Other Expenses" above. At the time of the election, the Portfolio had total assets in excess of $93 million.


EXAMPLE:
This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                             1 Year              $99
                             3 Years            $309
                             5 Years            $536
                             10 Years         $1,190



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PBHG MID-CAP VALUE PORTFOLIO

GOAL:

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its total assets in value securities, such as common stocks, issued by companies with market capitalizations within the range of the S&P MidCap 400(TM) Index. Currently, the companies in the S&P MidCap 400(TM) Index have market capitalizations between $108 million and $10 billion. The value securities in the Portfolio are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Portfolio's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the S&P MidCap 400(TM) Index.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Portfolio emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500(R) Index. In addition, the value securities in the Portfolio may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may even go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the S&P MidCap 400(TM) Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[Bar Graph Omitted: Plot points as follows]

2000     28.47%
1999     25.66%



                           BEST QUARTER
           4th Quarter 1999              16.07%
                          WORST QUARTER
           3rd Quarter 1999              -6.41%


                   Average Annual Total Return as of 12/31/00
                                  Past       Since Inception
                                 1 Year        (11/30/98)
-----------------------------------------------------------------
Mid-Cap
Value Portfolio                  28.47%          32.23%

S&P MidCap
400(TM)Index                     17.50%          21.91%

S&P BARRA MidCap
Value Index                      27.84%          16.17%

FOR MORE INFORMATION ON THIS PORTFOLIO'S INVESTMENT STRATEGIES AND ASSOCIATED RISKS, PLEASE REFER TO THE MORE ABOUT THE PORTFOLIOS SECTION BEGINNING ON PAGE 6.

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                                       4

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies.

FEES AND EXPENSES TABLE
Shareholder Transaction Fees
(Fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
     Imposed on Purchases ............................    None
Maximum Deferred Sales Charge (Load) .................    None
Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Other Distributions ...............    None
Redemption Fee .......................................    None
Exchange Fee .........................................    None


Annual Fund Operating Expenses
(Expenses that are deducted from portfolio assets)
-------------------------------------------------------------------------------
Management Fees ......................................  0.85%
Distribution and/or Services (12b-1) Fees ............   None
Other Expenses .......................................  3.67%
Total Annual Fund Operating Expenses .................  4.52%
Less:  Fee Waiver (and/or Expense Reimbursement) .....  3.32%
Net Expenses .........................................  1.20%*


*This is the actual total fund operating expense you should expect to pay as an investor in this Portfolio for the fiscal year ended December 31, 2001. That's because for the fiscal year ended December 31, 2001, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, United Asset Management Corporation, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until December 31, 2002. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. To date, the Board has made no reimbursement election.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses reflect net operating expenses with expense waivers for the one- and two-year periods and total annual fund operating expenses without expense waivers for years three through ten. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA contracts or VLI policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                            1 Year             $122
                            3 Years            $737
                            5 Years          $1,721
                            10 Years         $4,221




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MORE ABOUT THE PORTFOLIOS

RISKS & RETURNS:
The table set forth on the following pages describes the main investment strategies described in the Portfolio Summaries section of this Prospectus in greater detail. From time to time, the Portfolios employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Each Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing.These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

Each Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

SECURITIES

Shares representing ownership in a corporation or the right to ownership in a corporation. Each Portfolio may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:

o Security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

o Security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

o Security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS:

o Securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISKS & RETURNS:

o Pilgrim Baxter and Value Investors maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations.

o Under normal circumstances, each Portfolio intends to remain fully invested, with at least 65% of its total assets in securities.

o Pilgrim Baxter and Value Investors focus their active management on securities selection, the area they believe their commitment to fundamental research can most enhance a Portfolio's performance.

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VALUE SECURITIES

Securities that Value Investors believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio, earnings power, dividend income potential, and competitive advantages.

POTENTIAL RISKS:

o See Securities.

o Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

o The value securities in the Portfolio may never reach what Value Investors believes are their full value and may even go down in price.

POTENTIAL RETURNS:

o See Securities.

o Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISKS & RETURNS:

o See Securities.

o In managing a Portfolio, Value Investors uses its own research, computer models and measures of value.

o Value Investors considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Value Investors' expectations.

SMALL & MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:

o Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS:

o Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISKS & RETURNS:

o See Securities/Value Securities.

o Pilgrim Baxter and Value Investors focus on small and medium sized companies with strong balance sheets that they expect to exceed consensus earnings expectations.

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TECHNOLOGY COMPANY SECURITIES:

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS:

o Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS:

o Technology or communications company securities offer investors significant growth potential because they may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge, technology related developments.

POLICIES TO BALANCE RISKS & RETURNS:

o Each Portfolio seeks to strike a balance among the industries in which it invests so that no one industry dominates a Portfolio's investments.


OTC SECURITIES:

Securities not listed and traded on an organized exchange, but bought and sold through a computer network.

POTENTIAL RISKS:

o OTC securities are not traded as often as securities listed on an exchange. So, if a Portfolio were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS:

o Increases the number of potential investments for a Portfolio.

o OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISKS & RETURNS:

o Pilgrim Baxter and Value Investors use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Portfolio's performance.

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



FOREIGN SECURITIES:

Equity securities of foreign issuers, including ADRs. ADRs are certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities.

POTENTIAL RISKS:

o Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

o The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Portfolios.

POTENTIAL RETURNS:

o Favorable exchange rate movements could generate gains or reduce losses.

o Foreign investments, which represent a major portion of the world's securities, offer attractive potential perform-ance and opportunities for diversification.

POLICIES TO BALANCE RISKS & Returns:

o Each Portfolio limits the amount of total assets it invests in foreign securities to 15%.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:

o A Portfolio may have difficulty valuing these securities precisely.

o A Portfolio may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS:

o Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISKS & Returns:

o Each Portfolio may not invest more than 15% of its net assets in illiquid securities.

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                                       9

THE INVESTMENT ADVISER AND SUB-ADVISER

THE INVESTMENT ADVISER:

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is the investment adviser for each Portfolio. Founded in 1982, Pilgrim Baxter currently manages approximately $13 billion in assets for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenues and sales growth.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or deterioration in business fundamentals occurs or is expected to occur.

As investment adviser, Pilgrim Baxter oversees the investment decisions made by Value Investors as sub-adviser for the Mid-Cap Value and Select Value Portfolios. The Portfolios' Board of Trustees supervises Pilgrim Baxter and Value Investors and establishes policies that Pilgrim Baxter and Value Investors must follow in their day-to-day management activities.


INVESTMENT PROCESS
Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process it is able to construct a portfolio of investments with strong growth characteristics.

THE SUB-ADVISER:

Pilgrim Baxter Value Investors, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is a wholly owned subsidiary of Pilgrim Baxter. Founded in 1940, Value Investors currently manages $1 billion for pension and profit sharing plans, charitable institutions, trusts, estates and other investment companies.

Value Investors' investment process, like that of Pilgrim Baxter, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Mid-Cap Value and Select Value Portfolios, Value Investors first creates a universe of more than 8,000 companies whose current share prices seem lower than their current or future worth. Then, using its own computer models and measures of value, Value Investors creates a sub-universe of statistically attractive value companies. Value Investors considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Value Investors identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Value Investors' decision to sell a security depends on many factors. Generally speaking, however, Value Investors considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Value Investors' expectations.

For the fiscal year ended December 31, 2000, Pilgrim Baxter waived a portion of its fee for the Mid-Cap Value Portfolio so that the effective management fee paid by each Portfolio was as follows:

PBHG Select Value Portfolio             0.65%
PBHG Mid-Cap Value Portfolio            -0-

As sub-adviser to the Mid-Cap Value and Select Value Portfolios, Value Investors is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Portfolio.

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

PORTFOLIO MANAGERS

SELECT VALUE PORTFOLIO

Raymond J. McCaffrey, CFA, has managed the PBHG Select Value Portfolio since June, 1999. He joined Value Investors as a portfolio manager and analyst in 1997. Prior to joining Value Investors, Mr. McCaffrey worked for two years as a portfolio manager and analyst at Pitcairn Trust Company. His 11 years of investment experience also include positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank.


MID-CAP VALUE PORTFOLIO

Jerome J. Heppelmann, CFA, has managed the PBHG Mid-Cap Value Portfolio since June, 1999. He joined Pilgrim Baxter in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Value Investors Equity team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.


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                                       11

YOUR INVESTMENT

PRICING PORTFOLIO SHARES:

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange.

Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value as determined in good faith by the Portfolios' Board of Trustees. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

BUYING & SELLING PORTFOLIO SHARES:

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange for your Portfolio shares to be bought at that day's NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

DISTRIBUTIONS AND TAXES:

Each Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

POTENTIAL CONFLICTS OF INTEREST:

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolios' Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

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FINANCIAL HIGHLIGHTS

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR THE PERIOD ENDED DECEMBER 31, 2000
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD



                                   Net                                                                                Net
                                  Asset                            Realized and     Distributions   Distributions    Asset
                                  Value             Net             Unrealized        from Net          from         Value
                                Beginning       Investment        Gains or Losses    Investment       Capital         End
                                of Period      Income (Loss)       on Securities       Income          Gains       of Period

PBHG Select Value Portfolio+
2000                             $15.19           $0.07               $2.54            $(0.09)        $(1.58)        $16.13
1999                              14.27            0.13                1.13               --           (0.34)         15.19
1998                              10.43           (0.02)               3.98             (0.04)         (0.08)         14.27
1997(1)                           10.00            0.02                0.41               --             --           10.43

PBHG Mid-Cap Value Portfolio
2000                             $11.92           $0.02               $3.34            $(0.04)        $(2.75)        $12.49
1999                              11.10            0.02                2.75               --           (1.95)         11.92
1998(2)                           10.00             --                 1.10               --             --           11.10




*   Annualized.
**  Total return and portfolio turnover have not been annualized.
+ Prior to May 1, 2000, the PBHG Select Value Portfolio was named the PBHG Large Cap Value Portfolio.
(1) The PBHG Select Value Portfolio commenced operations on October 28, 1997.
(2) The PBHG Mid-Cap Value Portfolio commenced operations on November 30, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.


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

                                                                                              Ratio        Ratio of Net
                                            Net                                            of Expenses     Income (Loss)
                                           Assets         Ratio         Ratio of Net       to Average       to Average
                                            End         of Expenses     Income (Loss)      Net Assets       Net Assets    Portfolio
                              Total      of Period      to Average       to Average        (Excluding       (Excluding    Turnover
                              Return       (000)        Net Assets       Net Assets         Waivers)         Waivers)       Rate

PBHG Select Value Portfolio+
2000                           17.88%    $118,669          0.97%           1.30%             0.97%            1.30%     1,137.60%
1999                            8.89%      39,972          0.95%           0.84%             0.95%            0.84%       927.02%
1998                           37.96%      22,286          1.00%           0.67%             1.47%            0.20%       635.10%
1997(1)                         4.30%**     1,560          1.00%*          1.91%*            8.04%*          (5.13)%*      68.93%**

PBHG Mid-Cap Value Portfolio
2000                           28.47%        $896          1.20%           0.19%             4.52%           (3.13)%      260.64%
1999                           25.66%         698          1.20%           0.15%             5.89%           (4.54)%      906.69%
1998(2)                        11.00%**       555          1.20%*          0.26%*            4.13%*          (2.67)%*      72.32%**

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FOR MORE INFORMATION

For investors who want more information about the Portfolios, the following documents are available free upon request:

STATEMENT OF ADDITIONAL
INFORMATION (SAI):

Provides more information about the Portfolios and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolios and their investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year or half-year.

Copies of the current versions of these documents, along with other information about the Portfolios, may be obtained by contacting:

PBHG INSURANCE SERIES FUND
P.O. BOX 419229
KANSAS CITY, MO 64141-6229
TELEPHONE:
1-800-347-9256

You may also contact the Participating Insurance Company for copies of these documents.


These reports and other information about the PBHG Insurance Series Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

PBHG Insurance Series Fund's Investment Company Act file number is 811-08009.


PBHG-ISF Prospectus 5/2001

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